Delcath Investor Presentation (NASDAQ: DCTH) March 2017 Exhibit 99.1

DELCATH SYSTEMS, INC
Forward-looking Statements
This
presentation
contains
forward-looking
statements,
within
the
meaning
of
the
federal
securities
laws,
related
to
future
events
and
future
financial
performance
which
include
statements
about
our
expectations,
beliefs,
plans,
objectives,
intentions,
goals,
strategies,
assumptions
and
other
statements
that
are
not
historical
facts.
Forward-looking
statements
are
subject
to
known
and
unknown
risks
and
uncertainties
and
are
based
on
potentially
inaccurate
assumptions,
which
could
cause
actual
results
to
differ
materially
from
expected
results,
performance
or
achievements
expressed
or
implied
by
statements
made
herein.
Our
actual
results
could
differ
materially
from
those
anticipated
in
forward-looking
statements
for
many
reasons,
including,
but
not
limited
to,
uncertainties
relating
to:
our
ability
to
repay
and
comply
with
the
obligations
under
our
senior
secured
convertible
notes,
the
timing
and
results
of
future
clinical
trials
including
without
limitation
the
OM,
HCC,
ICC,
and
mCRC
trials
in
the
Company’s
Clinical
Development
Program,
clinical
adoption,
use
and
resulting
sales,
if
any,
for
the
CHEMOSAT
system
in
Europe,
our
ability
to
obtain
reimbursement
for
the
CHEMOSAT
system
in
various
markets,
including
without
limitation
Germany
and
the
United
Kingdom
and
the
impact
on
sales,
if
any,
of
reimbursement
in
these
markets
including
ZE
reimbursement
in
the
German
market,
our
ability
to
successfully
commercialize
the
Melphalan/HDS
system
and
the
potential
of
the
Melphalan/HDS
system
as
a
treatment
for
patients
with
primary
and
metastatic
disease
in
the
liver,
the
Company's
ability
to
satisfy
the
remaining
requirements
of
the
FDA's
Complete
Response
Letter
relating
to
the
ocular
melanoma
indication
and
the
timing
of
the
same,
approval
of
the
Melphalan/HDS
system
by
the
U.S.
FDA,
the
impact
of
presentations
and
abstracts
at
major
medical
meetings
and
congresses
(SSO,
ASCO,
CIRSE,
ESMO,
EADO,
RSNA)
and
future
clinical
results
consistent
with
the
data
presented,
approval
of
the
current
or
future
Melphalan/HDS
system
for
delivery
and
filtration
of
melphalan
or
other
chemotherapeutic
agents
for
various
indications
in
the
U.S.
and/or
in
foreign
markets,
actions
by
the
FDA
or
other
foreign
regulatory
agencies,
our
ability
to
successfully
enter
into
strategic
partnership
and
distribution
arrangements
in
foreign
markets
and
the
timing
and
revenue,
if
any,
of
the
same,
uncertainties
relating
to
the
timing
and
results
of
research
and
development
projects,
and
uncertainties
regarding
our
ability
to
obtain
financial
and
other
resources
for
any
clinical
trials,
research,
development,
and
commercialization
activities.
These
factors,
and
others,
are
discussed
from
time
to
time
in
our
filings
with
the
Securities
and
Exchange
Commission
including
the
section
entitled
‘‘Risk
Factors’’
in
our
most
recent
Annual
Report
on
Form
10-K
and
our
Reports
on
Form
10-Q
and
Form
8-K.

DELCATH SYSTEMS, INC
Jennifer Simpson, PhD., MSN, CRNP
Named CEO & President of Delcath in May of 2015.
Prior Pharmaceutical Roles at ImClone/Lilly/Johnson & Johnson
Experience:
Product development and commercialization of late stage asset across 5 indications.
Field Research and clinical trial experience
Led Co-Promotion
Marketing –
Brand Lead; launch team for new indication
Clinician and educator with over a decade in
Hematology/Oncology/Bone Marrow Transplant
Ph.D. (Epidemiology UPMC), M.S. (Nursing, Rochester), B.S. (Nursing,
SUNY-Buffalo)

DELCATH SYSTEMS, INC
Delcath Systems
Interventional oncology Company focused on treatment of primary/metastatic liver cancers
Proprietary system delivers high-dose chemotherapy (melphalan) directly to the liver with extra-corporeal filtration to limit systemic toxicity
Commercial Stage in the EU
Late-stage clinical development in the US
Pursuing orphan indications in metastatic ocular melanoma (OM), intrahepatic cholangiocarcinoma (ICC), and hepatocellular carcinoma (HCC)
Our Mission is to Make a Clinically Meaningful Difference for Patients with Cancers of the Liver

DELCATH SYSTEMS, INC
Cancers of the Liver -
A Major Unmet Medical Need
Large global patient population of ~1.2 million* patients diagnosed annually with primary or metastatic liver cancer
Liver a common site of metastases and often the life-limiting organ for cancer patients
Prognosis is poor, OS generally <12 months
Currently available/emerging therapies limited
* SOURCE –
2008 GLOBOCAN

DELCATH SYSTEMS, INC
Limitations of Current Liver Cancer Treatments
Systemic
Chemotherapy
Regional
Therapy
Surgical
Resection
Focal
Interventions
Emerging
Therapy
Temozolomide,
carboplatin/
Paclitaxel
Isolated
Hepatic
Perfusion
Y-90, Chemo/
Radiofrequency
Ablation
Checkpoint
Inhibitors,
Immunotherapy
Systemic
Toxicities
Limited
efficacy in
liver
Invasive
Not
Repeatable
Small % of
PTS are
candidates
Limited
Efficacy in
Diffuse
Disease

DELCATH SYSTEMS, INC
Our Solution –
Liver Focused Disease Control
CHEMOSAT
®
Melphalan/HDS product uniquely positioned to treat the entire liver as a standalone or as complementary therapy
System isolates the liver circulation, delivers a high concentration of chemotherapy
(melphalan), filters most chemotherapy out of the blood prior to returning it to the patient
Repeatable procedure typically takes ~2-3 hours
Liver Isolated Via Double Balloon
Catheter In IVC
Melphalan Infused Directly Into Liver
Via Catheter In Hepatic Artery
Blood Exiting The Liver Filtered By
Proprietary Extra-corporeal Filters

DELCATH SYSTEMS, INC
Months
Benefits Demonstrated in Prior Phase 3 Trial
Percutaneous Hepatic Perfusion (PHP)
Overall Progression Free Survival (INV Assessment)
1.0
0.8
0.6
0.4
0.2
0.0
Proportion of patients surviving
5.4
1.6
3.8 mo
Best alternative care (BAC)
0
5
10
15
20
25
30
35
40
45
50
55
4 PTS alive as of
Dec 2015
(OS range 6-9 years)
All were recipients of
melphalan
Results of a Randomized Controlled Multicenter Phase 3 Trial of PHP vs. Best Available Care for Patients
with
Melanoma
Liver
Metastases
–
Annals
of
Oncology
2015
Proportion of patients surviving
7.0
1.6
5.2 mo
Percutaneous Hepatic Perfusion (PHP)
0
5
10
15
20
25
30
Best alternative care (BAC)
Hepatic Progression Free Survival (IRC Assessment)
1.0
0.8
0.6
0.4
0.2
0.0
Intent to Treat Analysis
n=93
(44 PHP, 49 BAC)
Improvement
Hazard Ratio
Confidence
P Value
hPFS
5.3 mos
.50
95%, 0.31-0.80
=0.0029
PFS
3.8 mos
.42
95%, 0.27-0.64
<0.0001
Months

FOCUS

≤

University Hospital Southampton NHS
NHS Foundation Trust

JOHN WAYNE CANCER INSTITUTE at Providence Saint John's Health Center

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center
Making Cancer History®

MOFFITT CANCER CENTER

Duke Cancer Institute

UNIVERSITY of MARYLAND
MARLENE AND STEWART GREENEBAUM CANCER CENTER

The James
THE OHIO STATE UNIVERSITY
COMPREHENSIVE CANCER CENTER

DELCATH SYSTEMS, INC
Global Phase III Clinical Trial
Multinational, Multicenter
Randomized Phase 3 Trial in
Patients with Hepatic
Dominant Ocular Melanoma
Melphalan/HDS
TX every 6-8 weeks    6
cycles
BAC
Dacarbazine,TACE,
ipilimumab, or pembrolizumab
determined by institution SOC
Primary Endpoint
(Overall Survival)
Secondary Endpoints
(Progression Free Survival,
Objective Response Rate)
Safety,
Pharmacokinetics, QoL
(Rigorous Analyses to Assess
Risk/Benefit Profile)
R 1:1
Clinical Trial For Patients with
Hepatic-Dominant Ocular Melanoma
(N=240)

DELCATH SYSTEMS, INC
Clinical Development Program
Program
Tumor Type
P2
P3
Upcoming Milestones
201 HCC Trial
(US Only)
202 HCC/ICC Trial
(EU Only)
•
Open for
enrollment
FOCUS Trial
P3 Pivotal Study in
Hepatic Dominant OM
•
Interim Safety
Analysis
•
FDA 2019
Hepatocellular
Carcinoma
(HCC)
Intrahepatic
Cholangiocarcinoma
(ICC)
Multi-Histology
Prospective
Commercial Registry
Select IITs
(EU Only)
•
Data to Support
Health Authority
Submissions
N/A
IIT= Investigator Initiated Trial
P2= Phase 2
P3= Phase 3
•
ICC Development
path informed by
retrospective data
collection
Ocular Melanoma
(OM)

DELCATH SYSTEMS, INC
ICC Development Path
Phase 2 ICC Cohort initiated to determine if efficacy signal present
ICC Cohort: Patient treatment and data collection continuing; interim data to be released upon maturity
Concurrently, a multi-center retrospective data collection by EU investigators was conducted in 2015
and determined efficacy signal prior to completion of the ICC cohort
Promising outcomes and observations obtained by EU investigators were presented at Delcath sponsored Medical Advisory Panel in 2016, leading to
KOL agreement that “CHEMOSAT treatment does, indeed, demonstrate an efficacy signal in ICC and is worthy of full clinical investigation”
Summary of EU Investigator findings and initial research plans accepted for presentation at Cholangiocarcinoma Foundation annual meeting Feb 1-3,
2017
Retrospective data currently embargoed pending submission for publication

DELCATH SYSTEMS, INC
Initial Commercialization
CE Marked as Class IIb Medical Device with broad
indication
Presence established in several major markets (~22
cancer centers)
National reimbursement established in Germany for
2016 after <3 years of commercial activity
European centers producing data to support
reimbursement applications
Leveraging German ZE coverage to support
reimbursement
applications
in
the
UK
&
NL
Commercial sales growing steadily; expanded
reimbursement coverage in major EU countries
required to expand commercial adoption

DELCATH SYSTEMS, INC
Clinical Utilization
~350 commercial procedures performed
EU Physicians opting to retreat patients as familiarity/confidence grows
UK
Patient
received
record
7
th
TX
in
Jan
2017
Established
in
treating
centers
as
preferred
TX
for
OM
liver
mets
where
reimbursement
is
available
Broad range of tumor types treated; EU physicians utilizing for CM, HCC, ICC, CRC, breast mets, NET mets, pancreatic, mucosal melanoma, sarcoma, and gastric mets
Data from EU experience presented at multiple medical conferences since 2014

Recent Data Presentations
CM=Cutaneous Melanoma, OM=Ocular Melanoma, CRC=Colorectal Cancer
OS results provide
confidence for new
P3 Trial
30
(CM,
OM)
Abstract
Efficacy
Notes
Toxicity/AEs
N=
OS
CR
PR
SD
HPFS
736
days
310
days
Zager –
SSO
Southampton -
ASCO
20
2
13
2
GR1 (n=12), GR2
(n=13), GR3 (n=5)
GR4 (n=1)
11 pts alive median
280 days, 1 CR
ongoing > 1yr
10
22
9
20
14
20
(CRC,
OM)
LUMC -
CIRSE
Southampton -
CIRSE
Leiden, Erasmus –
ECCO/ESMO
Southampton -
EADO
Leiden -
EADO
Frankfurt -
EADO
Study analyzed filtration efficiency & TX
tolerability
2
13
2
1
4
11
4
5
8 PTS still alive, 7 w/o disease progression
10 PTS remain in FU, 4 w/o progression;
Max FU=
GR3 (n=7)
Decrease red/white
BC count; 3 PTS rec’d
blood TF
GR2 (89%), GR3
(n=4), GR2-4
neutropenia (n=4)
GR 3,4 (n=4)
Non-hemo AE’s  (n=3)
7 leukopenia, 6
thrombocytopenia, 2
neutropenia
Filtration efficiency
=93%
11 pts alive median
280 days; 1 CR > 1yr
post TX
11 of 14 PTS
evaluable; TX
potential
demonstrated
TX can be used
safely by exp team;
high PFS and OS in
select OM pts
TX appears
safe/effective in
select OM PTS
TX overall well
tolerated
14
DELCATH SYSTEMS, INC
181
days (@
cut off)

Recent Data Presentations
CM=Cutaneous Melanoma, OM=Ocular Melanoma, CRC=Colorectal Cancer
OS results provide
confidence for new
P3 Trial
30
(CM,
OM)
Abstract
Efficacy
Notes
Toxicity/AEs
N=
OS
CR
PR
SD
HPFS
736
days
310
days
Zager –
SSO
Southampton -
ASCO
20
2
13
2
GR1 (n=12), GR2
(n=13), GR3 (n=5)
GR4 (n=1)
11 pts alive median
280 days, 1 CR
ongoing > 1yr
10
22
9
20
14
20
(CRC,
OM)
LUMC -
CIRSE
Southampton -
CIRSE
Leiden, Erasmus –
ECCO/ESMO
Southampton -
EADO
Leiden -
EADO
Frankfurt -
EADO
Study analyzed filtration efficiency & TX
tolerability
2
13
2
1
4
11
4
5
8 PTS still alive, 7 w/o disease progression
10 PTS remain in FU, 4 w/o progression;
Max FU=
GR3 (n=7)
Decrease red/white
BC count; 3 PTS rec’d
blood TF
GR2 (89%), GR3
(n=4), GR2-4
neutropenia (n=4)
GR 3,4 (n=4)
Non-hemo AE’s  (n=3)
7 leukopenia, 6
thrombocytopenia, 2
neutropenia
Filtration efficiency
=93%
11 pts alive median
280 days; 1 CR > 1yr
post TX
11 of 14 PTS
evaluable; TX
potential
demonstrated
TX can be used
safely by exp team;
high PFS and OS in
select OM pts
TX appears
safe/effective in
select OM PTS
TX overall well
tolerated
15
DELCATH SYSTEMS, INC
181
days (@
cut off)

Recent Data Presentations
CM=Cutaneous Melanoma, OM=Ocular Melanoma, CRC=Colorectal Cancer
OS results provide
confidence for new
P3 Trial
30
(CM,
OM)
Abstract
Efficacy
Notes
Toxicity/AEs
N=
OS
CR
PR
SD
HPFS
736
days
310
days
Zager –
SSO
Southampton -
ASCO
20
2
13
2
GR1 (n=12), GR2
(n=13), GR3 (n=5)
GR4 (n=1)
11 pts alive median
280 days, 1 CR
ongoing > 1yr
10
22
9
20
14
20
(CRC,
OM)
LUMC -
CIRSE
Southampton -
CIRSE
Leiden, Erasmus –
ECCO/ESMO
Southampton -
EADO
Leiden -
EADO
Frankfurt -
EADO
Study analyzed filtration efficiency & TX
tolerability
2
13
2
1
4
11
4
5
8 PTS still alive, 7 w/o disease progression
10 PTS remain in FU, 4 w/o progression;
Max FU=
GR3 (n=7)
Decrease red/white
BC count; 3 PTS rec’d
blood TF
GR2 (89%), GR3
(n=4), GR2-4
neutropenia (n=4)
GR 3,4 (n=4)
Non-hemo AE’s  (n=3)
7 leukopenia, 6
thrombocytopenia, 2
neutropenia
Filtration efficiency
=93%
11 pts alive median
280 days; 1 CR > 1yr
post TX
11 of 14 PTS
evaluable; TX
potential
demonstrated
TX can be used
safely by exp team;
high PFS and OS in
select OM pts
TX appears
safe/effective in
select OM PTS
TX overall well
tolerated
181
days (@
cut off)

DELCATH SYSTEMS, INC

Recent Data Presentations
CM=Cutaneous Melanoma, OM=Ocular Melanoma, CRC=Colorectal Cancer
OS results provide
confidence for new
P3 Trial
30
(CM,
OM)
Abstract
Efficacy
Notes
Toxicity/AEs
N=
OS
CR
PR
SD
HPFS
736
days
310
days
Zager –
SSO
Southampton -
ASCO
20
2
13
2
GR1 (n=12), GR2
(n=13), GR3 (n=5)
GR4 (n=1)
11 pts alive median
280 days, 1 CR
ongoing > 1yr
10
22
9
20
14
20
(CRC,
OM)
LUMC -
CIRSE
Southampton -
CIRSE
Leiden, Erasmus –
ECCO/ESMO
Southampton -
EADO
Leiden -
EADO
Frankfurt -
EADO
Study analyzed filtration efficiency & TX
tolerability
2
13
2
1
4
11
4
5
8 PTS still alive, 7 w/o disease progression
10 PTS remain in FU, 4 w/o progression;
Max FU=
GR3 (n=7)
Decrease red/white
BC count; 3 PTS rec’d
blood TF
GR2 (89%), GR3
(n=4), GR2-4
neutropenia (n=4)
GR 3,4 (n=4)
Non-hemo AE’s  (n=3)
7 leukopenia, 6
thrombocytopenia, 2
neutropenia
Filtration efficiency
=93%
11 pts alive median
280 days; 1 CR > 1yr
post TX
11 of 14 PTS
evaluable; TX
potential
demonstrated
TX can be used
safely by exp team;
high PFS and OS in
select OM pts
TX appears
safe/effective in
select OM PTS
TX overall well
tolerated
17
DELCATH SYSTEMS, INC
181
days (@
cut off)

Cancer Control
Journal of the Moffitt Cancer Center

Advances in therapy

CardioVascular and Interventional Radiology
The official journal of the Cardiovascular and Interventional Radiological Society of Europe
CVIR

Oncology & Hematology Review

Journal of Surgical Oncology

Journal of Clinical Oncology

DELCATH SYSTEMS, INC
Peer Reviewed Publications
Hepatic Progression-free and Overall Survival After
Regional Therapy to the Liver for Metastatic Melanoma –
American
Journal
of
Clinical
Oncology
–
Accepted
for
Publication
Chemosaturation
with Percutaneous
Hepatic Perfusion in
Patients with Unresectable
Hepatic Metastases: Review of
Outcomes,
Cancer
Control
–
Accepted
for
Publication
Chemosaturation
Percutaneous
Hepatic Perfusion: A
Systemic
Review,
Advances
in
Therapy
–
January
2017
Percutaneous
Isolated Hepatic Perfusion for the Treatment
of Unresectable
Liver Malignancies, Cardiovascular and
Interventional Radiology
–
December 2015
Current Status of Percutaneous
Hepatic Perfusion as
Regional Treatment for Patients with Unresectable
Metastases: A Review, American Oncology and
Hematology Review
–
2014
Chemosaturation
with Percutaneous
Hepatic Perfusion for
Unresectable
Metastatic Melanoma or Sarcoma to the
Liver: A Single Institution Experience, Journal of Surgical
Oncology
–
October 2013 and Isolated Hepatic Perfusion
for
Metastatic
Melanoma,
Journal
of
Surgical
Oncology
–
September 2013

DELCATH SYSTEMS, INC
2017 International Symposium on Regional Cancer Therapies
Percutaneous
Hepatic
Perfusion
(PHP)
for
unresectable
metastatic
ocular
melanoma
to
the
liver: A Multi-institutional report of outcomes
o
New Data accepted for oral presentation
o
Retrospective analysis conducted by Moffitt Cancer Center/University of South Florida
(Tampa, FL) and University of Southampton (Southampton, United Kingdom)
o
Data also accepted for presentation as a poster at the Society of Surgical Oncology (March 15-
18, 2017)

DELCATH SYSTEMS, INC
CIRSE 2016
Secondary Resectability
of Ocular Melanoma Liver Metastases (OMLM) Following Percutaneous
Hepatic
Perfusion
(PFP)
by
M.
Zeile,
et
al.
Asklepios
Barmbek
Clinic
(Hamburg,
Germany)
•
evaluated 7 patients with unresectable
ocular melanoma liver metastases treated with CHEMOSAT
•
ORR after 1-2 treatments was 71.4%; PFS was 9.9 months, HPFS was 11.2 months
•
Median survival for the study has not yet been reached, but is higher than 16.9 months.
•
Two patients showed secondary resectability
on imaging after completing two treatments and remain alive for over 26 months following resections
•
no adverse events of grade 3 or higher
•
Conclusions -
CHEMOSAT is safe to use in these patients; significant downsizing of OM liver metastases can be achieved; “if these promising results were further validated it may lead to a new standard of therapy for the treatment of patients with OM liver metastases.”
Percutaneous
Isolated Hepatic Perfusion (Chemosaturation) In Patients With Primary Or
Secondary Liver Tumours: Experience In 20 Patients, by S. Marquardt et al., of Hanover Medical
School in Hanover, Germany
•
Retrospective analysis of 20 pts with advanced disease from primary or metastatic liver cancers
•
local response rate (stable disease or partial response) was 80%
•
Mean PFS was 3.2 months
•
Investigators reported no major complications and that bone marrow suppression was common but controllable
•
Conclusion -
patients with primary or secondary liver tumors that have disease progression under standard therapy “may profit from PHP with Melphalan,” that technical execution is problem-free, and complications are manageable.

DELCATH SYSTEMS, INC
6
th
European Post-Chicago 2016
Chemosaturation
Via
Percutaneous
Hepatic
Perfusion
–
An
Update
on
A
Single
Centre
Experience
of
Treating
Metastatic
Uveal
Melanoma
Southampton
University
(United
Kingdom)
Methods
–
A retrospective evaluation of 27 patients treated with CHEMOSAT over 4 years; analysis of survival, tumor response, time to progression and treatment related adverse events; 25 patients received 43 treatments, 24 were evaluable
Results
-
14 patients remained alive after median 290 days
o
1
complete response (4%), 5 partial responses (21%), 12(50%) stable disease >90 days
o
Progression free survival for patients who had progressed was 181 days at the time of data cut off
o
11/17 patients alive >1 year following their first treatment with projected OS of 511
o
11 deaths from disease progression occurred median 264 days following first treatment; no treatment related deaths
Adverse
Events
(AEs)
-
treatment
overall
was
well
tolerated
o
Non-hematological AEs were rare (6)
o
Most
common
adverse
events
was
transient,
mild
grade
2
transaminitis
(64%)
and
thrombocytopenia
(88%);
grade
3
anemia
seen
in
36%
of
patients,
grade
2-4
neutropenia
was
seen in 24% patients
Conclusion
–
PHP achieves “unprecedented progression free and overall survival,” and can be used safely by an experienced multidisciplinary team to administer liver directed therapy in select
UM patients.

DELCATH SYSTEMS, INC
Multi-Billion Dollar Opportunity in Orphan Diseases
EU & US TAM
Cancer Type
Annual Incidence
1
Eligible PTS
2
Annual Potential
Market Opportunity
(Millions)
3,4
Ocular Melanoma
4,700
2,000
$80-$200
Intrahepatic
Cholangiocarcinoma
(ICC)
14,000
9,300
$372-$930
Hepatocellular Carcinoma
(HCC)
64,500
7,600-14,700
~$304-$1,470
Colorectal (CRC)
411,000
40,000-55,000
$1,600-$5,500
Total EU & U.S.
492,700-495,600
56,700-80,500
$2,236--$8,100
Notes:
1)
Globocan, American Cancer Society
2)
LEK, Strategy&, Company Estimates
3)
Assumes 2-4TX/patient
4)
Assumes ~$20,000-$25,000 USD/TX
Fastest
Path to
US Market
Approval
~
~
~
~
~
~
~
~

DELCATH SYSTEMS, INC
Cash & Capital Resources
Cash & Cash Equivalents
$3.7 million at September 30, 2016
Debt
$35.0 million at September 30, 2016
Restricted Cash
$30.3 million at September 30, 2016
Shares Outstanding
70.6 million (77.9 million fully diluted
1
)
2
at March 7, 2017
1)
Fully diluted includes approximately 0.1 million options, 0.1 million unvested restricted shares and 7.2 million warrants
2)
Amortization of Convertible Note will cause delay in accurate calculation of market capitalization
Focused Spending and Resources to Support Execution of Near-term Plan

DELCATH SYSTEMS, INC
Convertible Note
$35.0 million senior secured convertible notes issued June 2016 subject to certain equity conditions
$32.2 million aggregate proceeds to fund clinical development programs, commercial activities & ongoing operations
$6.0 million released; $26.2 million restricted cash remaining
and
scheduled to be released quarterly throughout 2017
Repayment using common shares began in December 2016;
amortization
is scheduled to continue through
December 2017
Repayment in $2.5 million installments to the holders
Anticipate repayment via shares at 15% discount to the lower of:
1.
Average of three lowest VWAPS from prior 20 trading days, or
2.
VWAP of the common stock on the trading day immediately
preceding the installment date

DELCATH SYSTEMS, INC
2017 Value Drivers
2H 2016
•
German ZE Reimbursement Defined
•
Phase2/Retrospective Data Collection Informed ICC Development Path
•
EU Health Authority Submissions
1H 2017
•ICC Development Path Finalized
2H 2017
•
FOCUS P3 Interim Safety Analysis

DELCATH SYSTEMS, INC
Investment Highlights
Attractive multi-billion dollar orphan
drug business model
Unique, highly differentiated
solution
Late-stage asset in US with active
clinical development program
Commercial activity in EU supports
increasing procedure volumes &
reimbursement appeals
Imminent valuation drivers
o
FOCUS P3 Interim Safety Analysis
o
ICC Indication Development Plan
Finalized

27 DELCATH SYSTEMS, INC © 2017 DELCATH SYSTEMS, INC. ALL RIGHTS RESERVED Delcath and CHEMOSAT are registered trademarks of Delcath Systems, Inc.

28 DELCATH SYSTEMS, INC Appendix

DELCATH SYSTEMS, INC
SSO 2015
Hepatic Progression Free and Overall Survival after Regional Therapy to the
Liver for Metastatic Melanoma -
Moffitt Cancer Center (Tampa, FL)
•
Methods –
o
Retrospective analysis of 30 patients with ocular or cutaneous melanoma treated with Melphalan/HDS (n=10), chemoembolization (CE, n=12), and yttrium-90 (Y90,
n=6)
•
Results -
o
Study showed significant difference in hepatic progression free survival (HPFS) for
Melphalan/HDS (310 days), CE (80 days), Y90 (54 days)
o
Median overall survival (OS) longest for Melphalan/HDS (736 days) vs Y90 (285 days) CE (265 days), but did not reach statistical significance
•
Conclusion -
Authors concluded that HPFS and progression free survival (PFS) were significantly prolonged with Melphalan/HDS vs CE and Y90

DELCATH SYSTEMS, INC
ASCO 2015
Single Centre Experience of Chemosaturation Percutaneous Hepatic Perfusion in the
Treatment of Metastatic Uveal Melanoma -
Southampton University Hospital (UK)
•
Methods -
Analysis of 20 ocular melanoma patients who received 34 TX
•
Results -
o
Eleven patients remain alive after a median of 280 days with one complete response ongoing at >1 year
o
From the diagnosis of liver metastases, 11 patients (55%) survived to one year and 3 (15%) for
>2 years; no procedure related deaths were seen
o
ORR 85%: 2 patients (10%) demonstrated stable disease for >3 months, 13 patients (65%)
had a partial response, 2 patients (10%) demonstrated complete response
o
Nine deaths from disease progression occurred after a median of 264 days from the first procedure
•
Adverse Events -
o
Early AEs often expected with percutaneous hepatic perfusion (PHP) were observed including coagulopathy, electrolyte disturbances and transient transaminases (elevated liver enzymes).
Rare late AEs (1 patient each) included hair loss, skin rash, myelosuppression and persistent transaminases (elevated liver enzymes)
o
AEs seen were grade 1 (n=12), 2 (n=13), 3 (n=5) and 4 (n=1)
o
Grade 4 complication was pulmonary edema due to fluid overload
•
Conclusion
-
results show that PHP (CHEMOSAT) can be used safely to control hepatic metastases in selected UM patients with a high rate of hepatic progression free and excellent overall survival

DELCATH SYSTEMS, INC
CIRSE 2015
Safety and efficacy of Delcath
2
nd
Generation filter in PHP with melphalan
for unresectable
hepatic
metastases
of
colorectal
cancer
and
uveal
melanoma
-
Leiden
University
Medical
Center (the Netherlands)
•
15 PHP procedures performed with CHEMOSAT on 10 pts; PK blood samples @ baseline, set intervals
•
PHP
performed
with
melphalan
dose
of
3mg/kg;
1st
blood
sample
filtration
efficiency
=
93%
•
Grade 3 complications (mostly leukocytopenia, thrombocytopenia) in 7 pts; febrile neutropenia
(w/bacterial pharyngitis) in 1 pts (not seen following introduction of growth factors)
•
Conclusion -
2
nd
Generation filter efficiency very high; PHP associated with no mortality and acceptable morbidity
Lessons and Early Results from the Largest Single Center Experience in Europe of Treating
Ocular
Melanoma
Liver
Metastases
with
Chemosaturation
via
Percutaneous
Hepatic
Perfusion -
Southampton University (United Kingdom)
•
Retrospective analysis of 22 pts; 20 received TX w/PHP
•
11 pts alive after median 280 days; one complete response > 1yr post TX
•
9 deaths from disease progress after median 264 days post TX
•
Complete response in liver in 2 pts (10%), 13 pts (65%) had partial liver response, 2 pts (10%)
had stable disease > 3mos
•
Conclusion -
PHP effective palliative TX in bleak disease  with an acceptable side-effect profile

ECCO 18
18th ECCO - 40th ESMO
European Cancer Congress
Reinforcing multidisciplinarity
VIENNA, AUSTRIA, 25 - 29 SEPTEMBER 2015
ESMO 40

DELCATH SYSTEMS, INC
Treating Unresectable
Liver Metastases of Uveal
Melanoma with (Percutaneous) Isolated
Hepatic
Perfusion
with
Melphalan:
Results
from
Two
Experienced
Centers
-
Leiden
University Medical Center, Erasmus Medical Center (the Netherlands)
•
Methods -
Investigators compared TX with IHP and PHP for ocular melanoma liver metastases
•
Results -
o
IHP cohort (n=30) treated between 1999 and 2009
PFS was 6 mos
Disease recurrence mainly in the liver
OS was 10 mos
(vs
6 mos
historic avg
for IHP)
o
PHP cohort (n=9); PTS received 15 PHP TX since Feb 2014
Max follow up period was 14 mos
8 PTS still alive, 7 without disease progression
Decrease in red/white blood cell count observed following TX; 3 PTS received blood transfusion
TX overall was well tolerated
•
Conclusion -
PHP appears to be effective/safe procedure in select patients with unresectable
liver metastases from CRC or OM and can be repeated
ECCO 2015

DELCATH SYSTEMS, INC
EADO 2015
Treating
Unresectable
Liver
Metastases
Of
Uveal
Melanoma
With
Percutaneous
Hepatic
Perfusion
With Melphalan, Leiden University Medical Center, Erasmus Cancer Institute (the Netherlands)
presented
by
Dr.
Mark
Burgmans
(Leiden)
•
Methods -
two-center Phase 2 study aims to evaluate 20 patients with uveal, or ocular melanoma treated
with
percutaneous
hepatic
perfusion
(PHP)
performed
with
CHEMOSAT;
data
from
the
first
11 patients with a maximum follow up period of 16 months were presented
o
Primary endpoints are response rate (RECIST criteria) following two treatments at 6 week interviews, percentage of patients with stable disease
o
Secondary endpoints are safety, overall survival, hepatic progression free survival, quality of life
•
Results
-18 treatments performed on 11 patients, maximum follow up currently 16 months
o
10 patients remain in follow up, 4 without progression of disease
•
Adverse Events
-
grade 3 or 4 toxicity observed in 4 patients, managed with blood transfusion or platelet infusion
•
Conclusion
-
CHEMOSAT appears to be effective and safe procedure in select patients with unresectable
liver
metastases
of
uveal
melanoma
and
can
be
repeated

DELCATH SYSTEMS, INC
EADO 2015
Chemosaturation
with
Percutaneous
Hepatic
Perfusion
of
Melphalan
for
Hepatic
Metastases
from
Uveal
Melanoma: Multi-institutional Evaluation, poster presented by lead author Prof. Thomas Vogl,
Frankfurt University Hospital
•
Methods
-
retrospective
evaluation
of
non-resectable
hepatic
metastases
from
uveal
melanoma
treated with CHEMOSAT
o
14 patients treated 2012-2014; patients received 1-3 treatments
o
11 PTS evaluated by RECIST criteria; survival time analysis performed, complications registered
•
Results
-
4 (36%) partial response, 5 (46%) stable disease, 2 (18%) progressive disease
o
Survival time ranged from 1. 5 months to 23 months (median OS 6.5 months)
o
Time to progression for two patients who progressed was 6.2 months in one patient; the other died 1.6 months after evaluation
•
Adverse Events
–
treatment well tolerated by all 14 patients
o
7 leukopenia, 6 thrombocytopenia, 2 neutropenia
•
Conclusion -
CHEMOSAT has been manifested as a potential treatment for patient with non-
resectable
hepatic
metastases
of
uveal
melanoma